UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2018

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

(441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 24, 2018, the Board of Directors (the “Board”) of Signet Jewelers Limited (“Signet” or the “Company”) appointed Mr. Zackery Hicks to the Board, effective as of October 26, 2018.

A copy of the press release announcing Mr. Hicks’ election to the Board is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The Board considered the independence of Mr. Hicks under the New York Stock Exchange (the “NYSE”) listing standards and Signet’s Corporate Governance Guidelines and concluded that Mr. Hicks is an independent director under the applicable NYSE listing standards and Signet’s Corporate Governance Guidelines.

Mr. Hicks is entitled to compensation and indemnification consistent with the compensation and indemnification provided to other members of the Board. Compensation includes any fees and equity awards, and reimbursement for reasonable, out-of-pocket and documented expenses incurred in attending meetings of the Board and its committees. The full description of the Company’s director compensation arrangements and director indemnification agreement is incorporated by reference to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2018.

Mr. Hicks, 55, currently serves as Executive Vice President and Chief Digital Officer of Toyota Motors North America (TMNA), Inc., and President and Chief Executive Officer of Toyota Connected, Inc., Toyota’s global data science unit. He has served in a variety of management positions at Toyota since joining the company in 1996, most recently Chief Information Officer and Senior Vice President of Toyota North America.

There are no transactions between Mr. Hicks and the Company that would be reportable under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

See Exhibit Index

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Signet Jewelers Limited, dated October 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED
Date: October 29, 2018

	By:	/s/ Lynn Dennison
	Name:	Lynn Dennison
	Title:	Chief Legal & Transformation Officer